                                                                    EXHIBIT 4.23

================================================================================


                    COLLINS & AIKMAN PRODUCTS CO., AS ISSUER



                                       AND



                   COLLINS & AIKMAN CORPORATION, AS GUARANTOR



                             SENIOR DEBT SECURITIES




                             ----------------------

                                    INDENTURE

                               DATED AS OF 200[ ]

                             ----------------------




                [                             ], AS TRUSTEE




================================================================================

                              CROSS-REFERENCE TABLE


           This Cross-Reference Table is not a part of the Indenture.

                            -------------------------

TIA                                                           Indenture
Section                                                       Section
-------                                                       -------
310(a)(1)...............................................      7.10
(a)(2)..................................................      7.10
(a)(3)..................................................      N.A.
(a)(4)..................................................      N.A.
(b).....................................................      7.08; 7.10; 11.02
311(a)..................................................      7.11
(b).....................................................      7.11
(c).....................................................      N.A.
312(a)..................................................      2.05
(b).....................................................      11.03
(c).....................................................      11.03
313(a)..................................................      7.06
(b)(1)..................................................      N.A.
(b)(2)..................................................      7.06
(c).....................................................      11.02
(d).....................................................      7.06
314(a)..................................................      4.02; 11.02
(b).....................................................      N.A.
(c)(1)..................................................      11.04
(c)(2)..................................................      11.04
(c)(3)..................................................      N.A.
(d).....................................................      N.A.
(e).....................................................      11.05
315(a)..................................................      7.01(b)
(b).....................................................      7.05; 11.02
(c).....................................................      7.01(a)
(d).....................................................      7.01(c)
(e).....................................................      6.11
316(a)(last sentence)...................................      11.06
(a)(1)(A)...............................................      6.05
(a)(1)(B)...............................................      6.04
(a)(2)..................................................      N.A.
(b).....................................................      6.07
317(a)(1)...............................................      6.08
(a)(2)..................................................      6.09
(b).....................................................      2.04
318(a)..................................................      11.01

----------------------

N.A. means Not Applicable.

                                TABLE OF CONTENTS

             This Table of Contents is not a part of the Indenture.

                            -------------------------

                                                                           Page

                                   ARTICLE ONE

               DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.  Definitions...................................................1
Section 1.02.  Other Definitions.............................................4
Section 1.03.  Incorporation by Reference of Trust Indenture Act.............4
Section 1.04.  Rules of Construction.........................................5

                              ARTICLE TWO

                            THE SECURITIES

Section 2.01.  Form and Dating...............................................5
Section 2.02.  Execution and Authentication..................................8
Section 2.03.  Registrar and Paying Agent....................................9
Section 2.04.  Paying Agent to Hold Money in Trust...........................9
Section 2.05.  Holder Lists..................................................9
Section 2.06.  Transfer and Exchange........................................10
Section 2.07.  Replacement Securities.......................................10
Section 2.08.  Outstanding Securities.......................................10
Section 2.09.  Temporary Securities.........................................11
Section 2.10.  Cancellation.................................................11
Section 2.11.  Defaulted Interest...........................................12
Section 2.12.  Treasury Securities..........................................12
Section 2.13.  CUSIP Numbers................................................12
Section 2.14.  Deposit of Moneys............................................12
Section 2.15.  Book-Entry Provisions for Global Security....................13
Section 2.16.  Denominations................................................14

                             ARTICLE THREE

                              REDEMPTION

Section 3.01.  Notices to Trustee...........................................14
Section 3.02.  Selection of Securities to be Redeemed.......................15

Section 3.03.  Notice of Redemption.........................................15
Section 3.04.  Effect of Notice of Redemption...............................16
Section 3.05.  Deposit of Redemption Price..................................16
Section 3.06.  Securities Redeemed in Part..................................16

                                  ARTICLE FOUR

                                    COVENANTS

Section 4.01.  Payment of Securities........................................16
Section 4.02.  Maintenance of Office or Agency..............................16
Section 4.03.  Compliance Certificate.......................................17
Section 4.04.  Payment of Taxes; Maintenance of Corporate Existence;
                 Maintenance of Properties..................................17

                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION

Section 5.01.  When Company May Merge, etc..................................18

                              ARTICLE SIX

                         DEFAULTS AND REMEDIES

Section 6.01.  Events of Default............................................19
Section 6.02.  Acceleration.................................................20
Section 6.03.  Other Remedies...............................................21
Section 6.04.  Waiver of Existing Defaults..................................21
Section 6.05.  Control by Majority..........................................21
Section 6.06.  Limitation on Suits..........................................22
Section 6.07.  Rights of Holders to Receive Payment.........................22
Section 6.08.  Collection Suit by Trustee...................................22
Section 6.09.  Trustee May File Proofs of Claim.............................22
Section 6.10.  Priorities...................................................23
Section 6.11.  Undertaking for Costs........................................23

                                  ARTICLE SEVEN

                                     TRUSTEE

Section 7.01.  Duties of Trustee............................................24
Section 7.02.  Rights of Trustee............................................25
Section 7.03.  Individual Rights of Trustee.................................26

Section 7.04.  Trustee's Disclaimer.........................................26
Section 7.05.  Notice of Defaults...........................................26
Section 7.06.  Reports by Trustee to Holders................................27
Section 7.07.  Compensation and Indemnity...................................27
Section 7.08.  Replacement of Trustee.......................................27
Section 7.09.  Successor Trustee by Merger, etc.............................28
Section 7.10.  Eligibility; Disqualification................................28
Section 7.11.  Preferential Collection of Claims Against Company............29

                             ARTICLE EIGHT

                        DISCHARGE OF INDENTURE

Section 8.01.  Defeasance upon Deposit of Moneys or U.S.
               Government Obligations.......................................29
Section 8.02.  Survival of the Company's Obligations........................32
Section 8.03.  Application of Trust Money...................................32
Section 8.04.  Repayment to the Company.....................................33
Section 8.05.  Reinstatement................................................33

                             ARTICLE NINE

                               GUARANTEE

Section 9.01.  Unconditional Guarantee......................................34
Section 9.02.  Severability.................................................35
Section 9.03.  Limitation of the Guarantor's Liability......................35
Section 9.04.  Waiver of Subrogation........................................36
Section 9.05.  Execution of Guarantee.......................................36

                              ARTICLE TEN

                  AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 10.01. Without Consent of Holders...................................37
Section 10.02. With Consent of Holders......................................38
Section 10.03. Compliance with Trust Indenture Act..........................40
Section 10.04. Revocation and Effect of Consents............................40
Section 10.05. Notation on or Exchange of Securities........................40
Section 10.06. Trustee to Sign Amendments, etc..............................41

                            ARTICLE ELEVEN

                                  MISCELLANEOUS

Section 11.01. Trust Indenture Act Controls.................................41
Section 11.02. Notices......................................................41
Section 11.03. Communications by Holders with Other Holders.................42
Section 11.04. Certificate and Opinion as to Conditions Precedent...........42
Section 11.05. Statements Required in Certificate or Opinion................43
Section 11.06. Rules by Trustee and Agents..................................43
Section 11.07. Legal Holidays...............................................43
Section 11.08. Governing Law................................................43
Section 11.09. No Adverse Interpretation of Other Agreements................44
Section 11.10. No Recourse Against Others...................................44
Section 11.11. Successors and Assigns.......................................44
Section 11.12. Duplicate Originals..........................................44
Section 11.13. Severability.................................................44

SIGNATURES....................................................................

EXHIBIT A -- Form of Security

                  INDENTURE dated as of          , 200[ ], by and among COLLINS
& AIKMAN PRODUCTS CO., a Delaware corporation (the "Company"), as issuer,
COLLINS & AIKMAN CORPORATION, as Guarantor and [      ] a     (the  "Trustee"),
as trustee.

                  Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's debt securities issued under this Indenture (the "Securities"):


                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

                  Section 1.01.       Definitions.

                  "Affiliate" means, when used with reference to a specified Person, any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Person specified.

                  "Agent" means any Registrar, Paying Agent or co-Registrar or agent for service of notices and demands.

                  "Authorizing Resolution" means a resolution adopted by the Board of Directors or by an Officer or committee of Officers pursuant to Board delegation authorizing a Series of Securities.

                  "Bankruptcy Law" means title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

                  "Board of Directors" means the Board of Directors of the Company or any authorized committee thereof.

                  "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of or in such Person's capital stock or other equity interests, and options, rights or warrants to purchase such capital stock or other equity interests, whether now outstanding or issued after the Issue Date.

                  "Company" means the party named as such in this Indenture until a successor replaces it pursuant to the Indenture and thereafter means the successor.

                  "Default" means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect on the date of this Indenture.

                  "Guarantee" means the Guarantee of the Securities by the Guarantor under this Indenture.

                  "Guarantor" means Collins & Aikman Corporation, a Delaware Corporation.

                  "Holder" or "Holder" means the person in whose name a Security is registered on the Registrar's books.

                  "Indenture" means this Indenture as amended or supplemented from time to time, including pursuant to any Authorizing Resolution or supplemental indenture pertaining to any Series.

                  "Insolvency or Liquidation Proceeding" means, with respect to any Person, any liquidation, dissolution or winding up of such Person, or any bankruptcy, reorganization, insolvency, receivership or similar proceeding with respect to such Person, whether voluntary or involuntary.

                  "Issue Date" means, with respect to any Series of Securities, the date on which the Securities of such Series are originally issued under this Indenture.

                  "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer, the Controller or the Secretary of the Company.

                  "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or an Assistant Secretary of the Company.

                  "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "principal" of a debt security means the principal of the security plus, when appropriate, the premium, if any, on the security.

                  "SEC" means the Securities and Exchange Commission or any successor agency performing the duties now assigned to it under the TIA.

                  "Securities" means any Securities that are issued under this Indenture.

                  "Series" means a series of Securities established under this Indenture.

                  "Significant Subsidiary" means any Subsidiary of the Company which would constitute a "significant subsidiary" as defined in Rule 1.02 of Regulation S-X under the Securities Act and the Exchange Act.

                  "Subsidiary" of any Person means any corporation or other entity of which a majority of the Capital Stock having ordinary voting power to elect a majority of the Board of Directors or other persons performing similar functions is at the time directly or indirectly owned or controlled by such Person.

                  "TIA" means the Trust Indenture Act of 1939, as in effect from time to time.

                  "Trustee" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor serving hereunder.

                  "Trust Officer" means the Chairman of the Board, the President, any Vice President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

                  "United States" means the United States of America.

                  "U.S. government obligations" means securities which are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally Guaranteed as a full faith and credit obligation by the United States, which, in either case are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such U.S. government obligations or a specific payment of interest on or principal of any such U.S. government obligation held by such custodian for the account of the holder of a depositary receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. government obligation or the specific payment of interest on or principal of the U.S. government obligation evidenced by such depositary receipt.

                  Section 1.02.       Other Definitions.

                                                                       Defined
Term                                                                  in Section
----                                                                  ----------
"Agent Members".............................................            2.15
"Business Day"..............................................            11.07
"Custodian".................................................            6.01
"Depository"................................................            2.15
"Event of Default"..........................................            6.01
"Legal Holiday".............................................            11.07
"Paying Agent"..............................................            2.03
"Registrar".................................................            2.03

                  Section 1.03.       Incorporation by Reference of Trust
                                      Indenture Act.

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the SEC.

                  "indenture securities" means the Securities.

                  "indenture security holder" means a Holder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture securities means the Company, the Guarantor, or any other obligor on the Securities of a Series or any Guarantees thereof.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings so assigned to them.

                  Section 1.04.       Rules of Construction.

                  Unless the context otherwise requires:

                   (1)     a term has the meaning assigned to it;

                   (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                   (3)     "or" is not exclusive;

                   (4) words in the singular include the plural, and in the plural include the singular; and

                   (5) provisions apply to successive events and transactions.


                                   ARTICLE TWO

                                 THE SECURITIES


                  Section 2.01.       Form and Dating.


                  The aggregate principal amount of Securities that may be issued under this Indenture is unlimited. The Securities may be issued from time to time in one or more Series. Each Series shall be created by an Authorizing Resolution or a supplemental indenture that establishes the terms of the Securities of the Series, which may include the following:

                   (1)     the title of such Series;

                   (2) the aggregate principal amount of Securities and any limit on any such aggregate principal amount;

                   (3) the price (expressed as a percentage of the principal amount thereof) at which such Securities will be issued and, if other than the principal amount thereof, the portion of the principal amount thereof payable upon declaration of acceleration of the maturity thereof;

                   (4) if convertible into shares of Capital Stock, the terms on which such Securities are convertible, including the initial conversation price, the conversion period, any events requiring an adjustment of the applicable conversion price and any requirements relating to the reservation of such Capital Stock for purposes of conversion;

                   (5) the date(s), or the method for determining such date or dates, on which the principal of such Securities will be payable and, if applicable, the terms on which such maturity may be extended;

                   (6) the rate(s) (which may be fixed or floating), or the method by which such rate or rates shall be determined, at which such Securities will bear interest, if any;

                   (7) the date(s), or the method for determining such date or dates, from which any such interest will accrue, the dates on which any such interest will be payable, the record dates for such interest payment dates, or the method by which such dates shall be determined, the Person to whom such interest shall be payable, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

                   (8) the place(s) where the principal of and interest, if any, on such Securities will be payable, where such Securities may be surrendered for registration of transfer or exchange and where notices or demands to or upon the Company in respect of such Securities and this Indenture may be served;

                   (9) the period(s), if any, within which, the price or prices at which and the other terms and conditions upon which such Securities may, pursuant to any optional or mandatory redemption provisions, be redeemed, as a whole or in part, at the Company's option;

                  (10) the Company's obligation, if any, to redeem, repay or repurchase such Securities pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities will be redeemed, repaid or purchased, as a whole or in part, pursuant to such obligations;

                  (11) if other than U.S. dollars, the currency or currencies in which the principal of and interest, if any, on such Securities are denominated and payable, which may be a foreign currency or units of two or more foreign currencies or a composite currency or currencies, and the terms and conditions relating thereto;

                  (12) whether the amount of payments of principal of or interest, if any, on such Securities may be determined with reference to an index, formula or other method (which index, formula or method may, but need not be, based on the yield on or trading price of other securities, including United States Treasury securities, or on a currency, currencies, currency unit or units, or composite currency or currencies) and the manner in which such amounts shall be determined;

                  (13) whether the principal of or interest, if any, on such Securities are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies, currency unit or units or composite currency or currencies other than that in which such Securities are denominated or stated to be payable and the period or periods within which, and the terms and conditions upon which, such election may be made;

                  (14) provisions, if any, granting special rights to the Holders of such Securities upon the occurrence of such events as may be specified;

                  (15) any deletions from, modifications of or additions to Articles Four, Five or Six hereof with respect to such Securities, whether or not such modifications or additions are consistent with Articles Four, Five or Six hereof;

                  (16) whether such Securities are to be issuable initially in temporary global form and whether any Securities of such Series are to be issuable in permanent global form and, if so, whether beneficial owners of interests in any such security in permanent global form may exchange such interests for such Securities and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in the applicable indenture, and, if such Securities are to be issuable as a global Security, the identity of the depositary for such Securities;

                  (17) the applicability, if any, of Article Eight of this Indenture to the Securities of the Series;

                  (18) if exchangeable into another Series of Securities, the terms on which such Securities are exchangeable;

                  (19)     any Guarantees of such Securities;

                  (20) whether such securities are to be issued at a discount below their principal amount and whether less than the entire principal amount of such Securities will be payable upon any acceleration of the maturity thereof;

                  (21) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which such Securities shall be issuable; and

                  (22) any other terms of the Series of Securities and any additions, deletions or modifications to this Indenture.

                  All Securities of one Series need not be issued at the same time and, unless otherwise provided, a Series may be reopened for issuances of additional Securities of such Series pursuant to an Authorizing Resolution, an Officers' Certificate or in any indenture supplemental hereto.

                  The creation and issuance of a Series and the authentication and delivery thereof are not subject to any conditions precedent.

                  Section 2.02.       Execution and Authentication.

                  Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities. The Guarantor shall execute the Guarantee in the manner set forth in
Section 9.05.

                  If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall nevertheless be valid.

                  A Security shall not be valid until the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  The Trustee shall authenticate Securities for original issue upon receipt of an Officers' Certificate of the Company. Each Security shall be dated the date of its authentication.

                  Section 2.03.       Registrar and Paying Agent.

                  The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for payment ("Paying Agent") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-Registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

                  The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall promptly notify the Trustee in writing of the name and address of any such Agent and the Trustee shall have the right to inspect the Securities register at all reasonable times to obtain copies thereof, and the Trustee shall have the right to rely upon such register as to the names and addresses of the Holders and the principal amounts and certificate numbers thereof. If the Company fails to maintain a Registrar or Paying Agent or fails to give the foregoing notice, the Trustee shall act as such.

                  The Company initially appoints the Trustee as Registrar and Paying Agent.

                  Section 2.04.       Paying Agent to Hold Money in Trust.

                  Each Paying Agent shall hold in trust for the benefit of Holders and the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities, and shall notify the Trustee of any default by the Company in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon doing so the Paying Agent shall have no further liability for the money.

                  Section 2.05.       Holder Lists.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least 5 Business Days before each semiannual interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders.

                  Section 2.06.       Transfer and Exchange.

                  Where a Security is presented to the Registrar or a co-Registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of Section 8-401(1) of the New York Uniform Commercial Code are met. Where Securities are presented to the Registrar or a co-Registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if the same requirements are met. To permit transfers and exchanges, the Trustee shall authenticate Securities at the Registrar's request. The Registrar need not transfer or exchange any Security selected for redemption, except the unredeemed part thereof if the Security is redeemed in part, or transfer or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed. Any exchange or transfer shall be without charge, except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto except in the case of exchanges pursuant to 2.09, 3.06, or 10.05 not involving any transfer.

                  Any Holder of a global Security shall, by acceptance of such global Security, agree that transfers of beneficial interests in such global Security may be effected only through a book entry system maintained by the Holder of such global Security (or its agent), and that ownership of a beneficial interest in the Security shall be required to be reflected in a book entry.

                  Section 2.07.       Replacement Securities.

                  If the Holder of a Security claims that the Security has been lost, destroyed, mutilated or wrongfully taken, the Company shall issue and, upon written request of any Officer of the Company, the Trustee shall authenticate a replacement Security, provided in the case of a lost, destroyed or wrongfully taken Security, that the requirements of Section 8-405 of the New York Uniform Commercial Code are met. If any such lost, destroyed, mutilated or wrongfully taken Security shall have matured or shall be about to mature, the Company may, instead of issuing a substitute Security therefor, pay such Security without requiring (except in the case of a mutilated Security) the surrender thereof. An indemnity bond must be sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced, including the acquisition of such Security by a bona fide purchaser. The Company or the Trustee may charge for its expenses in replacing a Security.

                  Section 2.08.       Outstanding Securities.

                  Securities outstanding at any time are all Securities authenticated by the Trustee except for those cancelled by it and those described in this Section. A Security does not cease to be outstanding because the Company, the Guarantor or one of their Affiliates holds the Security.

                  If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

                  If the Paying Agent holds on a redemption date or maturity date money sufficient to pay Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  Section 2.09.       Temporary Securities.

                  Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and, upon surrender for cancellation of the temporary Security, the Company and the Guarantor shall execute and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities authenticated and delivered hereunder.

                  Section 2.10.       Cancellation.

                  The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange, redemption or payment. The Trustee and no one else shall cancel and destroy, or retain in accordance with its standard retention policy, all Securities surrendered for registration or transfer, exchange, redemption, paying or cancellation. Unless the Authorizing Resolution so provides, the Company may not issue new Securities to replace Securities that it has previously paid or delivered to the Trustee for cancellation.

                  Section 2.11.       Defaulted Interest.

                  If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest plus any interest payable on the defaulted interest to the persons who are Holders on a subsequent special record date. The Company shall fix such special record date and a payment date which shall be reasonably satisfactory to the Trustee. At least 15 days before such special record date, the Company shall mail to each Holder a notice that states the record date, the payment date and the amount of defaulted interest to be paid. On or before the date such notice is mailed, the Company shall deposit with the Paying Agent money sufficient to pay the amount of defaulted interest to be so paid. The Company may pay defaulted interest in any other lawful manner if, after notice given by the Company to the Trustee of the proposed payment, such manner of payment shall be deemed practicable by the Trustee.

                  Section 2.12.       Treasury Securities.

                  In determining whether the Holders of the required principal amount of Securities of a Series have concurred in any direction, waiver, consent or notice, Securities owned by the Company, the Guarantor or any of their respective Affiliates shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee actually knows are so owned shall be so considered.

                  Section 2.13.       CUSIP Numbers.

                  The Company in issuing the Securities of any Series may use a "CUSIP" number, and if so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders of such Securities; provided that no representation is hereby deemed to be made by the Trustee as to the correctness or accuracy of any such CUSIP number printed in the notice or on such Securities, and that reliance may be placed only on the other identification numbers printed on such Securities. The Company shall promptly notify the Trustee of any change in any CUSIP number.

                  Section 2.14.       Deposit of Moneys.


                  Prior to 11:00 a.m. New York City time on each interest payment date and maturity date with respect to each Series of Securities, the Company shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments due on such interest payment date or maturity date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such interest payment date or maturity date, as the case may be.

                  Section 2.15.       Book-Entry Provisions for Global Security.

                  (a) Any global Security of a Series initially shall (i) be registered in the name of the depository who shall be identified in the Authorizing Resolution or supplemental indenture relating to such Securities (the "Depository") or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear any required legends.

                  Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any global Security held on their behalf by the Depository, or the Trustee as its custodian, or under the global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the

Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

                  (b) Transfers of any global Security shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the global Security may be transferred or exchanged for definitive Securities in accordance with the rules and procedures of the Depository. In addition, definitive Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a global Security if (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for the global Security and a successor depository is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depository to issue definitive Securities.

                  (c) In connection with any transfer or exchange of a portion of the beneficial interest in any global Security to beneficial owners pursuant to paragraph (b), the Registrar shall (if one or more definitive Securities are to be issued) reflect on its books and records the date and a decrease in the principal amount of the global Security in an amount equal to the principal amount of the beneficial interest in the global Security to be transferred, and the Company and the Guarantor shall execute, and the Trustee shall authenticate and deliver, one or more definitive Securities of like tenor and amount.

                  (d) In connection with the transfer of an entire global Security to beneficial owners pursuant to paragraph (b), the global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company and the Guarantor shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the global Security, an equal aggregate principal amount of definitive Securities of authorized denominations.

                  (e) The Holder of any global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities of such Series.

                  Section 2.16.       Denominations.

                  The Securities of each Series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 2.01. In the absence of any such provisions with respect to any Series, the Securities of such Series shall be issuable in denominations of $1,000 and any integral multiple thereof.

                                  ARTICLE THREE

                                   REDEMPTION

                  Section 3.01.       Notices to Trustee.

                  Securities of a Series that are redeemable prior to maturity shall be redeemable in accordance with their terms and, unless the Authorizing Resolution or supplemental indenture provides otherwise, in accordance with this Article.

                  If the Company wants to redeem Securities pursuant to Paragraph 5 of the Securities, it shall notify the Trustee in writing of the Redemption Date and the principal amount of Securities to be redeemed. Any such notice may be cancelled at any time prior to notice of such redemption being mailed to Holders. Any such cancelled notice shall be void and of no effect.

                  If the Company wants to credit any Securities previously redeemed, retired or acquired against any redemption pursuant to Paragraph 6 of the Securities, it shall notify the Trustee of the amount of the credit and it shall deliver any Securities not previously delivered to the Trustee for cancellation with such notice.

                  The Company shall give each notice provided for in this
Section 3.01 at least 30 days before the notice of any such redemption is to be mailed to Holders (unless a shorter notice shall be satisfactory to the Trustee).

                  Section 3.02.       Selection of Securities to be Redeemed.

                  If fewer than all of the Securities of a Series are to be redeemed, the Trustee shall select the Securities to be redeemed by a method the Trustee considers fair and appropriate. The Trustee shall make the selection from Securities outstanding not previously called for redemption and shall promptly notify the Company of the serial numbers or other identifying attributes of the Securities so selected. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than the minimum denomination for the Series. Securities and portions of them it selects shall be in amounts equal to the minimum denomination for the Series or an integral multiple thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

                  Section 3.03.       Notice of Redemption.

                  At least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed.

                  The notice shall identify the Securities to be redeemed and shall state:

                   (1)     the redemption date;

                   (2)     the redemption price;

                   (3)     the name and address of the Paying Agent;

                   (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                   (5) that interest on Securities called for redemption ceases to accrue on and after the redemption date; and

                   (6) that the Securities are being redeemed pursuant to the mandatory redemption or the optional redemption provisions, as applicable.

                  At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall deliver to the Trustee at least 15 days prior to the date on which notice of redemption is to be mailed or such shorter period as may be satisfactory to the Trustee, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

                  Section 3.04.       Effect of Notice of Redemption.

                  Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price as set forth in the notice of redemption. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price, plus accrued interest to the redemption date.

                  Section 3.05.       Deposit of Redemption Price.

                  On or before the redemption date, the Company shall deposit with the Paying Agent immediately available funds sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date.

                  Section 3.06.       Securities Redeemed in Part.

                  Upon surrender of a Security that is redeemed in part, the Company and the Guarantor shall execute and the Trustee shall authenticate for each Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.


                                  ARTICLE FOUR

                                    COVENANTS


                  Section 4.01.       Payment of Securities.

                  The Company shall pay the principal of and interest on a Series on the dates and in the manner provided in the Securities of the Series. An installment of principal or interest shall be considered paid on the date it is due if the Paying Agent holds on that date money designated for and sufficient to pay the installment.

                  The Company shall pay interest on overdue principal at the rate borne by the Series; it shall pay interest on overdue installments of interest at the same rate.

                  Section 4.02.       Maintenance of Office or Agency.

                  The Company shall maintain the office or agency required under
Section 2.03. The Company shall give prior written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee.

                  Section 4.03.       Compliance Certificate.

                  The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating whether or not the signers know of any Default by the Company in performing any of its obligations under this Indenture. If they do know of such a Default, the certificate shall describe the Default.

                  Section 4.04. Payment of Taxes; Maintenance of Corporate Existence; Maintenance of Properties.

                  The Company will:

                  (a) cause to be paid and discharged all lawful taxes, assessments and governmental charges or levies imposed upon the Company and its Subsidiaries or upon the income or profits of the Company and its Subsidiaries or upon property or any part thereof belonging to the Company and its Subsidiaries before the same shall be in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such property or any part thereof; provided, however, that the Company shall not be required to cause to be paid or discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the nonpayment thereof does not, in the judgment of the Company, materially adversely affect the ability of the Company and its Subsidiaries to pay all obligations under the Indenture when due; and provided further that the Company shall not be required to cause to be paid or discharged any such tax, assessment, charge, levy or claim if, in the judgment of the Company, such payment shall not be advantageous to the Company in the conduct of its business and if the failure so to pay or discharge does not, in its judgment, materially adversely affect the ability of the Company and its Subsidiaries to pay all obligations under this Indenture when due;

                  (b) cause to be done all things necessary to preserve and keep in full force and effect the corporate existence of the Company and each of its Subsidiaries and to comply with all applicable laws; provided, however, that nothing in this subsection (b) shall prevent a consolidation or merger of the Company or any Subsidiary not prohibited by the provisions of Article Five, Article Nine or any other provision or the Authorizing Resolution or supplemental indenture pertaining to a Series, and the Company need not maintain the corporate existence of an immaterial Subsidiary; and

                  (c) at all times keep, maintain and preserve all the property of the Company and its Subsidiaries in good repair, working order and condition (reasonable wear and tear excepted) and from time to time make all needful and proper repairs, renewals, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this subsection (c) shall prevent the Company from discontinuing the operation and maintenance of any such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the ability of the Company and its Subsidiaries to pay all obligations under this Indenture when due.


                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION


                  Section 5.01.       When Company May Merge, etc.

                  The Company shall not consolidate with or merge with or into, any other corporation, or transfer all or substantially all of its assets to, any entity unless permitted by law and unless (1) the resulting, surviving or transferee entity, which shall be a corporation organized and existing under the laws of the United States or a State thereof, assumes by supplemental indenture, in a form reasonably satisfactory to the Trustee, all of the obligations of the Company under the Securities and this Indenture and (2) immediately after giving effect to, and as a result of, such transaction, no Default or Event of Default shall have occurred and be continuing. Thereafter such successor corporation or corporations shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the "Company" and all such obligations of the predecessor corporation shall terminate.

                  The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture.

                  To the extent that an Authorizing Resolution or supplemental indenture pertaining to any Series provides for different provisions relating to the subject matter of this Article Five, the provisions in such Authorizing Resolution or supplemental indenture shall govern for purposes of such Series.


                                   ARTICLE SIX

                              DEFAULTS AND REMEDIES


                  Section 6.01.       Events of Default.

                  An "Event of Default" on a Series occurs if, voluntarily or involuntarily, whether by operation of law or otherwise, any of the following occurs:

                   (1) the failure and the continuance of any such failure by the Company to pay interest on any Security of such Series when the same becomes due and payable for a period of 30 days;

                   (2) the failure by the Company to pay the principal (including pursuant to any sinking fudn or analogous provision) or premium of any Security of such Series when the same becomes due and payable at maturity, upon acceleration or otherwise;

                   (3) the failure by the Company to comply with any of its agreements or covenants in, or provisions of, the Securities of such Series, the Guarantees (as they relate thereto) or this Indenture (as they relate thereto) and such failure continues for the period and after the notice specified below;

                   (4) the Company or the Guarantor of Securities of such Series pursuant to or within the meaning of any Bankruptcy Law:

                           (A)      commences a voluntary case,

                           (B) consents to the entry of an order for relief against it in an involuntary case,

                           (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

                           (D) makes a general assignment for the benefit of its creditors; or

                   (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (A) is for relief against the Company or the Guarantor of Securities of such Series as debtor in an involuntary case,

                           (B) appoints a Custodian of the Company or the Guarantor of Securities of such Series or a Custodian for all or substantially all of the property of the Company or the Guarantor, or

                           (C) orders the liquidation of the Company or the Guarantor of Securities of such Series,

         and the order or decree remains unstayed and in effect for 60 days.

                  A Default as described in sub-clause (3) above will not be deemed an Event of Default until the Trustee notifies the Company, or the Holders of at least 25 percent in principal amount of the then outstanding Securities of the applicable Series notify the Company and the Trustee, of the Default and the Company does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." If such a Default is cured within such time period, it ceases.

                  The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

                  Section 6.02.       Acceleration.

                  If an Event of Default (other than an Event of Default with respect to the Company resulting from sub-clauses (4) or (5) above), shall have occurred and be continuing under the Indenture, the Trustee by notice to the Company, or the Holders of at least 25 percent in principal amount of the Securities of the applicable Series then outstanding by notice to the Company and the Trustee, may declare all Securities of such Series to be due and payable immediately. Upon such declaration of acceleration, the amounts due and payable on the Securities of such Series will be due and payable immediately. If an Event of Default with respect to the Company specified in sub-clauses (4) or (5) above occurs, all amounts due and payable on the Securities of such Series will ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee and the Company or any Holder. The Holders of a majority in principal amount of the Securities of such Series then outstanding by written notice to the Trustee and the Company may waive any Default or Event of Default (other than any Default or Event of Default in payment of principal or interest) with respect to such Series of Securities under the Indenture. Holders of a majority in principal amount of the then outstanding Securities of such Series may rescind an acceleration with respect to such Series and its consequence (except (unless theretofor cured) an acceleration due to nonpayment of principal or interest on the Securities of such Series) if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived.

                  No such rescission shall extend to or shall affect any subsequent Event of Default, or shall impair any right or power consequent thereon.

                  Section 6.03.       Other Remedies.

                  If an Event of Default on a Series occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Series or to enforce the performance of any provision in the Securities or this Indenture applicable to the Series.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

                  Section 6.04.       Waiver of Existing Defaults.

                  Subject to Section 10.02, the Holders of a majority in principal amount of the outstanding Securities of a Series on behalf of all the Holders of the Series by notice to the Trustee may waive an existing Default on such Series and its consequences. When a Default is waived, it is cured and stops continuing, and any Event of Default arising therefrom shall be deemed to have been cured; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

                  Section 6.05.       Control by Majority.

                  The Holders of a majority in principal amount of the outstanding Securities of a Series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to such Series. The Trustee, however, may refuse to follow any direction (i) that conflicts with law or this Indenture, (ii) that, subject to Section 7.01, the Trustee determines is unduly prejudicial to the rights of other Holders, (iii) that would involve the Trustee in personal liability or (iv) if the Trustee shall not have been provided with indemnity satisfactory to it.

                  Section 6.06.       Limitation on Suits.

                    A Holder of a Series may not pursue any remedy with respect to this Indenture or the Series unless:

                    (1) the Holder gives to the Trustee written notice of a continuing Event of Default on the Series;

                    (2) the Holders of at least 25 percent of the outstanding Securities of such Series make a written request to the Trustee to pursue the remedy;

                    (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                    (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                    (5) no written request inconsistent with such written request shall have been given to the Trustee pursuant to this Section 6.06.

                    A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

                  Section 6.07.       Rights of Holders to Receive Payment.

                  Notwithstanding any other provision of this Indenture (including, without limitation, Section 6.06), the right of any Holder to receive payment of principal of and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

                  Section 6.08.       Collection Suit by Trustee.

                  If an Event of Default in payment of interest or principal specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid.

                  Section 6.09.       Trustee May File Proofs of Claim.

                  The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company, its creditors or its property, and unless prohibited by applicable law or regulation, may vote on behalf of the Holders in any election of a Custodian, and shall be entitled and empowered to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee. Nothing herein shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder or to authorize the Trustee to vote in respect of the claim of any Holder except as aforesaid for the election of the Custodian.

                  Section 6.10.       Priorities.

                  If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

                    First: to the Trustee for amounts due under Section 7.07;

                    Second: to Holders of the Series for amounts due and unpaid on the Series for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Series for principal and interest, respectively; and

                  Third: to the Company or the Guarantor as their interests may appear.

                  The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 6.10.

                  Section 6.11.       Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having the due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in principal amount of the Series.


                                  ARTICLE SEVEN

                                     TRUSTEE


                  Section 7.01.       Duties of Trustee.
                                      -----------------

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall, prior to the receipt of directions from the Holders of a majority in principal amount of the Securities, exercise its rights and powers and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b)      Except during the continuance of an Event of Default:

                   (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Trustee.

                   (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture but need not confirm or investigate the accuracy of mathematical calculations or other facts or matters stated therein.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                    (1) This paragraph does not limit the effect of paragraph
         (b) of this Section.

                    (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                    (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 or any other direction of the Holders permitted hereunder.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

                  (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                  (g) None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

                  Section 7.02.       Rights of Trustee.

                  Subject to Section 7.01:

                  (a) The Trustee may rely and shall be protected in acting or refraining from acting on any document, resolution, certificate, instrument, report, or direction believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document, resolution, certificate, instrument, report, or direction.

                    (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both, which shall conform to Sections 11.04 and 11.05 hereof and containing such other statements as the Trustee reasonably deems necessary to perform its duties hereunder. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate, Opinion of Counsel or any other direction of the Company permitted hereunder.

                    (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                    (d) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                    (e) The Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                    (f) Unless otherwise specifically provided in the Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

                    (g) For all purposes under this Indenture, the Trustee shall not be deemed to have notice or knowledge of any Event of Default (other than under Section 6.01(1) or 6.01(2)) unless a Trust Officer assigned to and working in the Trustee's corporate trust office has actual knowledge thereof or unless written notice of any Event of Default is received by the Trustee at its address specified in Section
          11.02 hereof and such notice references the Securities generally, the Company or this Indenture.

                    Section 7.03.     Individual Rights of Trustee.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, must comply with Sections 7.10 and 7.11.

                  Section 7.04.       Trustee's Disclaimer.

                  The Trustee makes no representation as to the validity or adequacy of this Indenture, the Securities or of any prospectus used to sell the Securities; it shall not be accountable for the Company's use of the proceeds from the Securities; it shall not be accountable for any money paid to the Company, or upon the Company's direction, if made under and in accordance with any provision of this Indenture; it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee; and it shall not be responsible for any statement of the Company in this Indenture or in the Securities other than its certificate of authentication.

                  Section 7.05.       Notice of Defaults.

                  If a Default on a Series occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Holder of the Series notice of the Default (which shall specify any uncured Default known to it) within 90 days after it occurs. Except in the case of a default in payment of principal of or interest on a Series, the Trustee may withhold the notice if and so long as the board of directors of the Trustee, the executive or any trust committee of such directors and/or responsible officers of the Trustee in good faith determine(s) that withholding the notice is in the interests of Holders of the Series. In the case of any default of the character specified in clause (3) of
Section 6.01 with respect to Securities of a Series, no notice to Holders of such Securities will be given until at least 30 days after the occurrence thereof. The Company shall certify to the trustee quarterly as to whether any default exists.

                  Section 7.06.       Reports by Trustee to Holders.

                  Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Holder a brief report dated as of such May 15 that complies with TIA ss. 313(a) (but if no event described in TIA ss. 313(2) has occurred within the twelve months preceding the reporting date no report need be transmitted). The Trustee also shall comply with TIA ss. 313(b).

                  A copy of each report at the time of its mailing to Holders shall be delivered to the Company and filed by the Trustee with the SEC and each national securities exchange on which the Securities are listed. The Company agrees to notify the Trustee of each national securities exchange on which the Securities are listed.

                  Section 7.07.       Compensation and Indemnity.

                  The Company shall pay to the Trustee or predecessor trustee from time to time reasonable compensation for their respective services subject to any written agreement between the Trustee and the Company. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel. The Company shall indemnify the Trustee and each predecessor trustee, its officers, directors, employees and agents and hold it harmless against any loss, liability or expense incurred or made by or on behalf of it in connection with the administration of this Indenture or the trust hereunder and its duties hereunder including the costs and expenses of defending itself against or investigating any claim in the premises. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's, or its officers', directors', employees' or agents' negligence or bad faith.

                  To ensure the Company's payment obligations in this Section, the Trustee shall have a claim prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of or interest on particular Securities. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section
6.01 or in connection with Article 6 hereof, the expenses (including the reasonable fees and expenses of its counsel) and the compensation for services in connection therewith are to constitute expenses of administration under any bankruptcy law.

                  Section 7.08.       Replacement of Trustee.

                  The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the removed Trustee in writing and may appoint a successor trustee with the Company's consent. Such resignation or removal shall not take effect until the appointment by the Holders or the Company as hereinafter provided of a successor trustee and the acceptance of such appointment by such successor trustee. The Company may remove the Trustee and any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee for any or no reason, including if:

                   (1) the Trustee fails to comply with Section 7.10 after written request by the Company or any bona fide Holder who has been a Holder for at least six months;

                   (2)     the Trustee is adjudged a bankrupt or an insolvent;

                   (3) a receiver or other public officer takes charge of the Trustee or its property; or

                   (4)     the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor trustee. If a successor trustee does not take office within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or any Holder may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  A successor trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor trustee, the resignation or removal of the retiring Trustee shall become effective, and the successor trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor trustee shall mail notice of its succession to each Holder.

                  Section 7.09.       Successor Trustee by Merger, etc.

                  If the Trustee consolidates with, merges with or into or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor trustee.

                  Section 7.10.       Eligibility; Disqualification.

                  This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1). The Trustee shall have a combined capital and surplus of at least $10,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA ss. 310(b).

                  Section 7.11.       Preferential Collection of Claims Against
                                      Company.

                  The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

                                  ARTICLE EIGHT

                             DISCHARGE OF INDENTURE


                  Section 8.01. Defeasance upon Deposit of Moneys or U.S. Government Obligations.

                  (a) The Company may, at its option and at any time, elect to have either paragraph (b) or paragraph (c) below be applied to the outstanding Securities of any Series upon compliance with the applicable conditions set forth in paragraph (d).

                  (b) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (b), the Company and the Guarantor shall be deemed to have been released and discharged from their respective obligations with respect to the outstanding Securities of a Series on the date the applicable conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Securities of a Series, which shall thereafter be deemed to be "outstanding" only for the purposes of the Sections and matters under this Indenture referred to in (i) and (ii) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned, except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Securities of a Series to receive solely from the trust fund described in paragraph (d) below and as more fully set forth in such paragraph, payments in respect of the principal of and interest on such Securities when such payments are due and (ii) obligations listed in Section 8.02, subject to compliance with this Section 8.01. The Company may exercise its option under this paragraph (b) notwithstanding the prior exercise of its option under paragraph (c) below with respect to such Securities.

                  (c) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (c), the Company and the Guarantor shall be released and discharged from the obligations under any covenant contained in Article Five and any other covenant contained in the Authorizing Resolution or supplemental indenture relating to such Series to the extent provided for therein, on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Securities of such Series shall thereafter be deemed to be not "outstanding" for the purpose of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to the outstanding Securities of a Series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01(3), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

                  (d) The following shall be the conditions to application of either paragraph (b) or paragraph (c) above to the outstanding Securities of the applicable Series:

                   (1) The Company shall have irrevocably deposited in trust with the Trustee, pursuant to an irrevocable trust and security agreement in form and substance reasonably satisfactory to the Trustee, money or U.S. government obligations or a combination thereof in such amounts and at such times as are sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of and interest on the outstanding Securities of such Series to maturity or redemption; provided, however, that the Trustee (or other qualifying trustee) shall have received an irrevocable written order from the Company instructing the Trustee (or other qualifying trustee) to apply such money or the proceeds of such U.S. government obligations to said payments with respect to the Securities of such Series to maturity or redemption;

                   (2) No Default or Event of Default shall have occurred and be continuing on the date of such deposit;

                   (3) Such deposit will not result in a Default under this Indenture or a breach or violation of, or constitute a default under, any other material instrument or agreement to which the Company or any of any of their Subsidiaries is a party or by which it or any of their property is bound;

                   (4) (i) In the event the Company elects paragraph (b) hereof, the Company shall deliver to the Trustee an Opinion of Counsel in the United States, in form and substance reasonably satisfactory to the Trustee, to the effect that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the Issue Date pertaining to such Series, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall state that, or
         (ii) in the event the Company elects paragraph (c) hereof, the Company shall deliver to the Trustee an Opinion of Counsel in the United States, in form and substance reasonably satisfactory to the Trustee, to the effect that, in the case of clauses (i) and (ii), Holders of the Securities of such Series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and the defeasance contemplated hereby and will be subject to federal income tax in the same amounts and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

                   (5) The Company shall have delivered to the Trustee an Officers' Certificate, stating that the deposit under clause (1) was not made by the Company with the intent of preferring the Holders of the Securities of such Series over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others;

                   (6) The Company shall have delivered to the Trustee an Opinion of Counsel, reasonably satisfactory to the Trustee, to the effect that, (A) the trust funds will not be subject to the rights of Holders of Indebtedness of the Company other than the Securities of such Series and (B) assuming no intervening bankruptcy of the Company between the date of deposit and the 91st day following the deposit and that no Holder of Securities of such Series is an insider of the Company, after the 91st day following the deposit, the trust funds will not be subject to any applicable bankruptcy, insolvency, reorganization or similar law affecting creditors' rights generally; and

                   (7) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent specified herein relating to the defeasance contemplated by this Section 8.01 have been complied with.

                  In the event all or any portion of the Securities of a Series are to be redeemed through such irrevocable trust, the Company must make arrangements satisfactory to the Trustee, at the time of such deposit, for the giving of the notice of such redemption or redemptions by the Trustee in the name and at the expense of the Company.

                  (e)      In addition to the Company's rights above under this
Section 8.01, the Company may terminate all of its obligations under this Indenture with respect to a Series, and the obligations of the Guarantor shall terminate with respect to such Series (subject to Section 8.02), when:

                   (1) All Securities of such Series theretofore authenticated and delivered (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 and Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust) have been delivered to the Trustee for cancellation or all such Securities not theretofore delivered to the Trustee for cancellation have become due and payable or will become due and payable at scheduled maturity within one year and the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for that purpose an amount of money or U.S. government obligations sufficient to pay and discharge the entire indebtedness on the Securities not theretofore delivered to the Trustee for cancellation, for principal of and interest;

                   (2) The Company has paid or caused to be paid all other sums payable hereunder by the Company;

                   (3) The Company has delivered irrevocable instructions to the Trustee to apply the deposited money toward the payment of the Securities at maturity or redemption, as the case may be; and

                   (4) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture have been complied with.

                  Section 8.02.       Survival of the Company's Obligations.

                  Notwithstanding the satisfaction and discharge of the Indenture under Section 8.01, the Company's obligations in paragraph 9 of the Securities and Sections 2.03 through 2.07, 4.01, 7.07, 7.08, 8.04 and 8.05, however, shall survive until the Securities of an applicable Series are no longer outstanding. Thereafter, the Company's obligations in paragraph 9 of the Securities of such Series and Sections 7.07, 8.04 and 8.05 shall survive (as they relate to such Series).

                  Section 8.03.       Application of Trust Money.

                  The Trustee shall hold in trust money or U.S. government obligations deposited with it pursuant to Section 8.01. It shall apply the deposited money and the money from U.S. government obligations in accordance with this Indenture to the payment of principal of and interest on the Securities of the defeased Series.

                  Section 8.04.       Repayment to the Company.

                  The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time. The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years, provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once in a newspaper of general circulation in the City of New York or mail to each such Holder notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Holders entitled to the money must look to the

Company or the Guarantor for payment as general creditors unless applicable abandoned property law designates another person and all liability of the Trustee or such Paying Agent with respect to such money shall cease.

                  Section 8.05.       Reinstatement.

                  If the Trustee is unable to apply any money or U.S. government obligations in accordance with Section 8.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and the Guarantor's obligations under this Indenture and the Securities relating to the Series shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 until such time as the Trustee is permitted to apply all such money or U.S. government obligations in accordance with Section 8.01; provided, however, that (a) if the Company has made any payment of interest on or principal of any Securities of the Series because of the reinstatement of their obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. government obligations held by the Trustee and (b) unless otherwise required by any legal proceeding or any order or judgment of any court or governmental authority, the Trustee shall return all such money or U.S. government obligations to the Company promptly after receiving a written request therefor at any time, if such reinstatement of the Company's obligations has occurred and continue to be in effect.


                                  ARTICLE NINE

                                    GUARANTEE


                  Section 9.01.       Unconditional Guarantee.

                  Subject to any other provisions set forth in the Authorizing Resolution or supplemental indenture relating to a particular Series, the Guarantor hereby unconditionally Guarantees (the "Guarantee") to each Holder of Securities of such Series authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, that: (i) the principal of and interest on the Securities of such Series will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise and interest on the overdue principal, if any, and interest on any interest of the Securities of such Series and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder, except obligations to pay principal and interest on any other Series not so Guaranteed, will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Securities of such Series or of any such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise, subject, however, in the case of clauses (i) and (ii) above, to the limitations set forth in Section 9.04. The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities of such Series or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities of such Series with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that the Guarantee will not be discharged except by complete performance of the obligations contained in the Securities of the applicable Series, this Indenture and in the Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or the Guarantor, any amount paid by the Company or the Guarantor to the Trustee or such Holder, the Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations Guaranteed hereby may be accelerated as provided in Article Six for the purposes of the Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations Guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article Six, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of the Guarantee.

                  Section 9.02.       Severability.

                  In case any provision of the Guarantee shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 9.03.       Limitation of the Guarantor's Liability.

                  The Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the Guarantee by the Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, the Holders and the Guarantor hereby irrevocably agree that the obligations of the Guarantor under the Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of the Guarantor, result in the obligations of such Guarantor under the Guarantee not constituting such fraudulent transfer or conveyance.

                  Section 9.04.       Waiver of Subrogation.

                  Until all Guaranteed obligations under this Indenture and with respect to all Securities of an applicable Series are paid in full, the Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under the Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Securities of the applicable Series against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence and the Securities of the applicable Series shall not have been paid in full, such amount shall have been deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Securities of the applicable Series, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Securities of the applicable Series, whether matured or unmatured, in accordance with the terms of this Indenture. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 9.04 is knowingly made in contemplation of such benefits.

                  Section 9.05.       Execution of the Guarantee.

                  To evidence its Guarantee to the Holders set forth in this Article Nine, the Guarantor hereby agrees to execute the Guarantee in substantially the form included in Exhibit A or in any such other form set forth in the Authorizing Resolution or supplemental indenture pertaining to the applicable Series, which shall be endorsed on each Security ordered to be authenticated and delivered by the Trustee. The Guarantor hereby agrees that its Guarantee set forth in this Article Nine shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee. The Guarantee shall be signed on behalf of the Guarantor by two Officers, or an Officer and an Assistant Secretary or one Officer shall sign and one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to such Guarantee prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of the Guarantor. Such signatures upon the Guarantee may be by manual or facsimile signature of such officers and may be imprinted or otherwise reproduced on the Guarantee, and in case any such officer who shall have signed the Guarantee shall cease to be such officer before the Security on which such Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed the Guarantee had not ceased to be such officer of the Guarantor.

                                   ARTICLE TEN

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS


                  Section 10.01.      Without Consent of Holders.

                  The Company, the Guarantor and the Trustee may amend or supplement this Indenture or the Securities of a Series without notice to or consent of any Holder of such Series:

                   (1) to cure any ambiguity, omission, defect or inconsistency;

                   (2) to make any change that does not, in the good faith opinion of the Board of Directors, adversely affect the interests of Holders of affected Securities in any material respect.;

                   (3)     to comply with Article Five;

                   (4) to provide any security for or Guarantees of such Securities;

                   (5) to add Events of Default with respect to such Securities;

                   (6) to add covenants that would benefit the Holders of affected Securities or to surrender any rights or powers the Company has under this Indenture;

                   (7) to provide for uncertificated Securities in addition to or in place of certificated Securities;

                   (8) to add to or change any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the issuance of the Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

                   (9) to change or eliminate any of the provisions of the Indenture, provided, however, that any such change or elimination shall become effective only when there is no Security outstanding of any Series created prior to the execution of such amendment or supplemental indenture which is entitled to the benefit of such provision;

                  (10) to establish the form or terms of Securities of any Series as permitted by this Indenture;

                  (11) to evidence and provide for the acceptance of appointment by a successor trustee with respect to the Securities of one or more Series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts under this Indenture by more than one trustee, pursuant to the requirements of this Indenture; or

                  (12) to make any change necessary for the registration of any Securities under the Securities Act or to comply with the TIA, or to comply with any requirement of the SEC in connection with the qualification of the Indenture under the TIA; provided, however, that such modification or amendment does not, in the good faith opinion of the Company's board of directors and the Trustee, adversely affect the interests of the Holders of affected Securities in any material respect.

                  After an amendment under this Section 10.01 becomes effective, the Company shall mail notice of such amendment to the Holders.

                  Section 10.02.      With Consent of Holders.

                  The Company, the Guarantor and the Trustee may amend or supplement this Indenture or the Securities of a Series without notice to any Holder of such Series but with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities of each such Series (voting as a single class) affected by the amendment. Each such Series shall vote as a separate class. The Holders of a majority in principal amount of the outstanding Securities of any Series may waive compliance by the Company with any provision of the Securities of such Series or of this Indenture relating to such Series without notice to any Holder. Without the consent of each Holder of a Security of a Series affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

                   (1) change the stated maturity of the principal of or any installment of interest with respect to the affected Securities;

                   (2) reduce the principal amount of, or the rate of interest on, the affected Securities;

                   (3) change the currency of payment of principal of or interest on the affected Securities;

                   (4) change the redemption provisions, if any, of any affected Securities in any manner adverse to the Holders of such Securities;

                   (5) impair the right to institute suit for the enforcement of any payment on or with respect to the affected Securities;

                   (6) reduce the percentage of Holders of Securities of any affected Series necessary to modify or amend any provision of this Indenture relating to such Series;

                   (7) modify this Section 10.02 or reduce the percentage of outstanding Securities necessary to waive any covenant or past default;

                   (8) in the case of any convertible debt securities, adversely affect the right to convert the affected Securities into Capital Stock in accordance with the provisions of the applicable Series; or

                   (9) waive a default in the payment of the principal of or interest on any affected Security.

                  An amendment of a provision included solely for the benefit of one or more Series does not affect the interests of Holders of any other Series. Only the Holders of a majority in principal amount of Securities of a particular Series may waive compliance with a provision of this Indenture relating to such Series or the Securities of such Series having applicability solely to such Series.

                  It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed supplement, but it shall be sufficient if such consent approves the substance thereof.

                  Section 10.03.      Compliance with Trust Indenture Act.

                  Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

                  Section 10.04.      Revocation and Effect of Consents.

                  A consent to an amendment, supplement or waiver by a Holder shall bind the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. Subject to the following paragraph, any such Holder or subsequent Holder, however, may revoke the consent as to his Security or portion of a Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders of Securities of any

Series entitled to consent to any amendment, supplement or waiver, which record date shall be at least 10 days prior to the first solicitation of such consent. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

                  After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it makes a change described in any of clauses
(1) through (8) of Section 10.02, in which case, the amendment, supplement or waiver shall bind only each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security; provided that any such waiver shall not impair or affect the right of any Holder to receive payment of principal of and interest on a Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates without the consent of such Holder.

                  Section 10.05.      Notation on or Exchange of Securities.

                  If an amendment, supplement or waiver changes the terms of a Security, the Company may require the Holder of the Security to deliver it to the Trustee, at which time the Trustee shall place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

                  Section 10.06.      Trustee to Sign Amendments, etc.

                  Subject to Section 7.02(b), the Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing or refusing to sign such amendment or supplemental indenture, the Trustee shall be entitled to receive and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.

                                 ARTICLE ELEVEN

                                  MISCELLANEOUS


                  Section 11.01.      Trust Indenture Act Controls.

                  If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

                  Section 11.02.      Notices.

                  Any order, consent, notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first class mail, postage prepaid, addressed as follows:

                  if to the Company or to the Guarantor:

                           Collins & Aikman Products Co.
                           5755 New King Court
                           Troy, Michigan  48098

                           Attention:

                  if to the Trustee:




                           Attention:

                  The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed to a Holder shall be mailed to him by first class mail at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it except that notice to the Trustee shall only be effective upon receipt thereof by the Trustee.

                  If the Company mails notice or communications to the Holders, it shall mail a copy to the Trustee at the same time.

                  Section 11.03.      Communications by Holders with Other
                                      Holders.

                  Holders may communicate pursuant to TIA ss. 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

                  Section 11.04. Certificate and Opinion as to Conditions Precedent.

                  Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the
Trustee:

                   (1) an Officers' Certificate (which shall include the statements set forth in Section 11.05) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                   (2) an Opinion of Counsel (which shall include the statements set forth in Section 11.05) stating that, in the opinion of such counsel, all such conditions precedent and covenants, compliance with which constitutes a condition precedent, if any, provided for in this Indenture relating to the proposed action or inaction, have been complied with and that any such section does not conflict with the terms of the Indenture.

                  Section 11.05.      Statements Required in Certificate or
                                      Opinion.


                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                   (1) a statement that the person making such certificate or opinion has read such covenant or condition;

                   (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                   (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                   (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  Section 11.06.      Rules by Trustee and Agents.

                  The Trustee may make reasonable rules for action by or a meeting of Holders. The Registrar or Paying Agent may make reasonable rules for its functions.

                  Section 11.07.      Legal Holidays.

                  A "Legal Holiday" is a Saturday, a Sunday, a legal holiday or a day on which banking institutions in Fort Worth, Texas and New York, New York are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. A "Business Day" is any day other than a Legal Holiday.

                  Section 11.08.      Governing Law.

                  The laws of the State of New York shall govern this Indenture, the Securities of each Series and the Guarantees.

                  Section 11.09.      No Adverse Interpretation of Other
                                      Agreements.

                  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

                  Section 11.10.      No Recourse Against Others.

                  All liability described in paragraph 13 of the Securities of any director, officer, employee or stockholder, as such, of the Company is waived and released.

                  Section 11.11.      Successors and Assigns.

                  All covenants and agreements of the Company in this Indenture and the Securities shall bind its successors and assigns. All agreements of the Trustee in this Indenture shall bind its successors and assigns.

                  Section 11.12.      Duplicate Originals.

                  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                  Section 11.13.      Severability.

                  In case any one or more of the provisions contained in this Indenture or in the Securities of a Series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities.

                                   SIGNATURES


                  IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed, all as of the date first above written.

Dated:         , 200[ ]                        COLLINS & AIKMAN PRODUCTS CO., as
                                                 Issuer


                                               By:______________________________
                                                      Name:
                                                      Title:


Dated:         , 200[ ]                        COLLINS & AIKMAN CORPORATION, as
                                                 Guarantor


                                               By:______________________________
                                                      Name:
                                                      Title:

Dated:         , 200[ ]                        ____________________, as Trustee



                                               By:______________________________
                                                      Name:
                                                      Title:



(SEAL)

                                                                       EXHIBIT A


NO.                                                           CUSIP NO.: _______


                               [TITLE OF SECURITY]


                          COLLINS & AIKMAN PRODUCTS CO.
                             A DELAWARE CORPORATION


promises to pay to


or registered assigns
the principal sum of                                        [Dollars](a) on

[Title of Security]
Interest Payment Dates:                                  and
Record Dates:                                      and

Authenticated:                                     Dated:

                                                   COLLINS & AIKMAN PRODUCTS CO.

                                                   [Seal]


                                                   By:__________________________
                                                       Title:


                                                   By:__________________________
                                                       Title:


____________________

(a) Or other currency. Insert corresponding provisions on reverse side of Security in respect of foreign currency denomination or interest payment requirement.

                     , as Trustee, certifies that
this is one of the Securities referred to in the within mentioned Indenture.


By:________________________________________
            Authorized Signatory

                          COLLINS & AIKMAN PRODUCTS CO.

                               [TITLE OF SECURITY]


1.       Interest.

                  COLLINS & AIKMAN PRODUCTS CO. (the "Company"), a Delaware corporation, promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on __________________ and ______________ of each year until the principal is paid or made available for payment. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from _______________, 200[ ] , provided that, if there is no existing default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding interest payment date, interest shall accrue from such interest payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.       Method of Payment.

                  The Company will pay interest on the Securities (except defaulted interest, if any, which will be paid on such special payment date to Holders of record on such special record date as may be fixed by the Company) to the persons who are registered Holders of Securities at the close of business on the [Insert record dates]. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts.

3.       Paying Agent and Registrar.

                  Initially, [ ] (the "Trustee") will act as Paying Agent and Registrar. The Company may change or appoint any Paying Agent, Registrar or co-Registrar without notice. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-Registrar.

4.       Indenture.

                  The Company issued the Securities under an Indenture dated as of ________________, 200[ ] ("Indenture") among the Company, the Guarantor and the Trustee. The terms of the Securities and the Guarantee include those stated in the Indenture (including those terms set forth in the Authorizing Resolution or supplemental indenture pertaining to the Securities of the Series of which this Security is a part) and those made part of the Indenture by reference to the Trust Indenture Act of 1939 ("TIA") as in effect on the date of the Indenture. The Securities and the Guarantee are subject to all such terms, and Holders are referred to the Indenture and the Act for a statement of them.

                  The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and the applicable Authorizing Resolution or supplemental indenture. Requests may be made to: Collins & Aikman Products Co., 5755 New King Court, Troy, Michigan 48098, Attention: ___________.

5.       Optional Redemption.(a)

                  The Company may redeem the Securities at any time on or after ______________, ____, in whole or in part, at the following redemption prices (expressed as a percentage of their principal amount) together with interest accrued and unpaid to the date fixed for redemption:

            If redeemed during the Twelve-Month
              period commencing on ___________
             and ending on ___________ in each
                  of the following years                   Percentage
      -----------------------------------------------      ----------






                  [Insert provisions relating to redemption at option of Holders, if any]

                  Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part. On and after the redemption date interest ceases to accrue on Securities or portions of them called for redemption, provided that if the Company shall default in the payment of such Security at the redemption price together with accrued interest, interest shall continue to accrue at the rate borne by the Securities.

6.       Mandatory Redemption.*

                  The Company shall redeem % of the aggregate principal amount of Securities originally issued under the Indenture on each of , which redemptions are calculated to retire % of the Securities originally issued prior to maturity. Such redemptions shall be made at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to the redemption date. The Company may reduce the principal amount of Securities to be redeemed pursuant to this Paragraph 6 by the principal amount of any


_________________

(a)   If applicable.

Securities previously redeemed, retired or acquired, otherwise than pursuant to this Paragraph 6, that the Company has delivered to the Trustee for cancellation and not previously credited to the Company's obligations under this Paragraph 6. Each such Security shall be received and credited for such purpose by the Trustee at the redemption price and the amount of such mandatory redemption payment shall be reduced accordingly.


7.       Denominations, Transfer, Exchange.

                  The Securities are in registered form without coupons in denominations of $1,0003 and integral multiples of $1,000. A Holder may transfer or exchange Securities by presentation of such Securities to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other denominations. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Security selected for redemption, except the unredeemed part thereof if the Security is redeemed in part, or transfer or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed.

8.       Persons Deemed Owners.

                  The registered Holder of this Security shall be treated as the owner of it for all purposes.

9.       Unclaimed Money.

                  If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment unless an abandoned property law designates another person.

10.      Amendment, Supplement, Waiver.

                  Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the outstanding Securities of each Series affected by the amendment and any past default or compliance with any provision relating to any Series of the Securities may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the


_____________________

(a) If applicable. Insert different of additional denominations and multiples.

outstanding Securities of such Series.4 Without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency, to provide for uncertificated Securities in addition to or in place of certificated Securities, to create a Series and establish its terms, to remove the Guarantor in respect of any Series which, in accordance with the terms of the Indenture, ceases to be liable in respect of its Guarantee, or to make any other change, provided such action does not adversely affect the rights of any Holder.

11.      Successor Corporation.

                  When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor corporation will be released from those obligations.

12.      Trustee Dealings With Company.

                  [     ], the Trustee under the Indenture, in its individual or
any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not Trustee.

13.      No Recourse Against Others.

                  A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

14.      Discharge of Indenture.

                  The Indenture contains certain provisions pertaining to defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

15.      Authentication.

                  This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.


_____________________

(a)    If different terms apply, insert a brief summary thereof.

16.      Abbreviations.

                  Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

                                 ASSIGNMENT FORM


     If you the Holder want to assign this Security, fill in the form below:

     I or we assign and transfer this Security to

_______________________________________________________________________________

_______________________________________________________________________________
              (Insert assignee's social security or tax ID number)


_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
             (Print or type assignee's name, address, and zip code)


and irrevocably appoint

_______________________________________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

_______________________________________________________________________________


Date: ________________          Your signature:________________________________
                                (Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:___________________________________________________________

              [FORM OF NOTATION ON SECURITY RELATING TO GUARANTEE]

                                    GUARANTEE


                  Collins & Aikman Corporation (the "Guarantor") has unconditionally Guaranteed (the "Guarantee") (i) the due and punctual payment of the principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article Nine of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

                  No past, present or future stockholder, officer, director, employee or incorporator, as such, of the Guarantor shall have any liability under the Guarantee by reason of such person's status as stockholder, officer, director, employee or incorporator. Each holder of a Security by accepting a Security waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Guarantee.

                  Each holder of a Security by accepting a Security agrees that the Guarantor named below shall have no further liability with respect to its Guarantee if the Guarantor otherwise ceases to be liable in respect of its Guarantee in accordance with the terms of the Indenture.

                  The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                                COLLINS & AIKMAN CORPORATION, as
                                                  Guarantor


                                                By:_____________________________
                                                   Name:
                                                   Title:





                                       -2